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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 June 18, 1999
                                Date of Report
                       (Date of earliest event reported)



                           SMITH INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)




          Delaware                                               95-3822631
(State or other jurisdiction of           1-8514             (I.R.S. Employer
incorporation or organization)    (Commission File Number)   Identification No.)


                              16740 Hardy Street
                                Houston, Texas
                   (Address of principal executive offices)

                                     77032
                                  (Zip Code)


                                (281) 443-3370
             (Registrant's telephone number, including area code)

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ITEM 5:  Other Events

         A copy of the press release announcing the Company's acquisition of certain oilfield supply and distribution operations from CONEMSCO, Inc. and the appointment of new management positions is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMITH INTERNATIONAL, INC.


Date: June 18, 1999                     /s/ NEAL S. SUTTON
                                        ---------------------------------------
                                        By:  Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary

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                               INDEX TO EXHIBITS



Exhibit
Number                     Description
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 99.1                      Press Release, dated June 1, 1999